AmericanWest Bancorporation

NASDAQ:AWBC

Robert M. Daugherty
President & CEO

Patrick J. Rusnak
Executive VP & COO

Exhibit 99.1

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

PSLA Disclaimer
This presentation includes forward-looking statements which
AmericanWest intends to be covered by the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-
looking statements describe management’s expectations regarding future events, including but not limited to: improvements in operation performance from the merger with Far West
Bancorporation and expense reduction initiatives, asset quality and net charge-offs, loan and deposit growth and the net interest margin.
Future events are difficult to predict and subject to risk and uncertainty which could cause actual results to differ materially and adversely. Additional information regarding risks and uncertainties is included in AmericanWest’s periodic filings on Forms 10-K and
10-Q with the Securities and Exchange Commission. AmericanWest undertakes no obligation to revise or amend any forward-looking statements to reflect subsequent events or circumstances.

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Overview
$2.0 billion single-bank holding company based in
Spokane, Washington
Traded on NASDAQ Global Select Market under
symbol “AWBC”
Market Capitalization of $289 million as of July 17, 2007
Originally founded in 1974 (United Security Bank)
Operates 62 financial centers and 3 loan
production offices throughout Washington,
Northern Idaho and Utah
Unique Inner Mountain region community bank franchise

AmericanWest Bank

FAR WEST BANK
A Division of AmericanWest Bank, Spokane, WA

WASHINGTON
IDAHO
Kettle Falls
Colville
Chewelah
Sandpoint
Hayde
Liberty Lake
Coeur
Spokane
Kellogg
Lakewood
Davenport
Ephrata
Latah
Wallace
Oakesdale
Tekoa
Moses Lake
St. Maries In-Store
St. Maries Main
Colfax
Palouse
Ellensburg
Pullman
Moscow
Pasco
Yakima Creekside
Yakima Downtown
Waitsburg
Uniontown
Orofino
Naches
Clearwater
Edison
Dayton
Lewiston
Sunnyside
Prosser
Walla Walla
Mabton
College Place
Eastgate

UTAH
Salt Lake City
Sandy
Orem, North
Orem
Provo, North
Provo
Springville
Salem
Payson
Nephi
Fairview
Price
Mt. Pleasant
Ephraim, North
Ephraim
Loa
St. George

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

NASDAQ: AWBC
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Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

AWBC Executive Management Team
Joined Years in Prior Industry
Name Title Age AWBC Industry Experience
Robert M. Daugherty President & CEO 53 Sep-04 30 Humboldt Bancorp, Draper
Bank & Trust, US Bank
Patrick J. Rusnak EVP/COO/CFO 43 Sep-06 20 Western Sierra Bancorp,
Humboldt Bancorp,  United
Community Banks, Inc.
Rick E. Shamberger EVP/CCO 46 Oct-03 20 US Bank
Nicole Sherman EVP/Retail Banking 36 Dec-04 20 Zions Bank
Robert M. Bowen EVP/Utah Commercial
Lending Utah
54 May-06 12 US Bank
Robert A. Harris EVP/Director of
Commercial Lending
WA/ID
44 Mar-05 21 US Bank

NASDAQ: AWBC
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AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Reinvesting in the Franchise
Opened 4 new financial centers in key growth
markets and relocated 2 financial centers
Rolled out new concept “end-cap” financial center
<2,000 square feet; per unit investment of $700,000
Initiated private banking services division
Several key technology investments, including
Upgraded ATM’s
New teller and new accounts platforms
Remote deposit capture

NASDAQ: AWBC
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Business
Services

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

End Cap FC opened 12/06 - Spokane (West Plains)

NASDAQ: AWBC
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AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Reinvesting in the Franchise (cont’d)
Opened LPO in South Jordan, Utah (Q3
2006)
Contributed 50% of organic loan growth for
2006 and 58% for Q2 2007
Loan pricing is significantly better than WA/ID;
being compensated for credit risk on
construction loans
Plan to convert to a full service financial center
during Q3 2007

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Strategic Expansion Focus – Utah
Utah has excellent long-term growth prospects
and a dynamic economy
Projected population growth well in excess of
national averages
Provo MSA expected growth of 24% by 2011
Flagship financial center opening in the Walker
Center Building, downtown Salt Lake City financial
district Q3 2007
Temporary LPO opened in March 2007
SBA lending team hired in Q1 2007

NASDAQ: AWBC
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AmericanWest Bancorporation

WALKER CENTER

WALKER

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Walker Center Building, Salt Lake City, Utah

NASDAQ: AWBC
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Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Strategic Focus – Utah De Novo Expansion (cont’d)
Niche opportunity for a larger service focused
community bank given current competitive
composition in Utah banking market:
Number
of Banks
Total
Deposits
Deposit
%
Average
Deposits
National/Regional 7 31,347    78% 4,478
Community 49 8,802      22% 180
56 40,149    100%
*
Excludes $103 billion of brokerage/specialty deposits. Source: FDIC.
Utah Deposits as of June 30, 2006
*
Deposits in millions

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Focus on Performance Improvement
Completed acquisition of Far West Bancorporation effective
April 1, 2007
Far West among the top performing banks in the West
All Utah financial centers operating under Far West Bank brand
Principal focus on earnings performance and efficiency
improvement
Reduction in staff of 5% announced March 2007
Achieved annual expense reductions of $2MM
Financial center expansion substantially completed
3 new financial centers planned for 2007 including the
relocation of 2 existing financial centers
Will continue to evaluate selected
de novo and acquisition
expansion opportunities in existing or contiguous high
growth markets

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Q2 2007 Financial Highlights
Diluted EPS $0.26, an increase of 8% over Q2 2006 and 37% over
Q1 2007
Return on average assets of 0.92%, up 29 bp over Q1 2007
Return on tangible shareholders equity of 14%, up 6 bp over Q1
2007
Organic loan growth of $51 MM, or 16% annualized
Net interest margin of 5.37%, an increase of 68 bp from Q1 2007 and an increase of 30 bp from Q2 2006
Efficiency Ratio of 64.7% down 14 percentage points from Q1 2007
Stable asset quality, with YTD annualized net charge-offs of 46 bp

NASDAQ: AWBC
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AmericanWest Bancorporation

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Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

2007 Outlook and Beyond
NPA/total assets: 100 to 125 bp
Net charge-offs: 25 to 35 bp (Q3/Q4 2007)
Organic Loan Growth: 13% to 15%
Net interest margin*: 5.15% to 5.25%
Efficiency ratio**(Q4 07): 60% - 62%
2009 Targets
ROA - 1.30%   ROE - 12%   ROTE - 18%   Efficiency: 55%
*For Q2-Q4 2007
**Excluding intangible amortization

Summary of M&A Activity
Recent M&A Activity
(in thousands)
Date Deal Assets Consideration
Target Company Closed Value Acquired Mix
Far West Bancorporation 4/1/2007 155,557 $  543,645 $  80% stock/20% cash
Columbia Trust Bancorp 3/15/2006 39,554 $    229,972 $  56% stock/44% cash
Bank of Latah 7/31/2002 17,500 $    141,372 $  23% stock/77% cash
AmericanWest Bancorporation

NASDAQ: AWBC
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AmericanWest Bancorporation

YE-04
YE-05
Q1-06
Q2-06
Q3-06
Q3-04
Q1-07
Q2-07

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Asset Quality Trends (cont’d)
AmericanWest Bancorporation Credit Quality Trends
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
0.00%
50.00%
100.00%
150.00%
200.00%
250.00%
300.00%
Non-performing loans/loans* Non-performing assets/assets*
ACL**/non-performing loans

NASDAQ: AWBC
awbank.net

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Portfolio Composition – June 30, 2007
Loan Porfolio Composition as of June 30, 2007
Residential RE
5%
CRE
24%
C&I
26%
Consumer &
Other
3%
Construction
13%
Land Acquisition
& Development
13%
Multi-Family
7%
Agriculture
9%

NASDAQ: AWBC
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AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Portfolio Composition – June 30, 2007 Loans by State Washington: 52% Utah: 26% Other: 8% Idaho: 14%

NASDAQ: AWBC
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AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Portfolio Composition – June 30, 2007 Commercial Real Estate Owner Occupied 47% Investor 53%

NASDAQ: AWBC
awbank.net

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Portfolio Composition – June 30, 2007 Commercial Real Estate - Investor Residential 10% Office 35% Retail 32% Industrial 8% Hospitality 15%

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Portfolio Composition – June 30, 2007 Commercial Real Estate - Owner Occupied Industrial 11% Retail 43% Office 46%

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Portfolio Composition – June 30, 2007 Construction Builder Spec 21% Owner Occupied Commercial 13% Residential Consumer 19% Builder Custom 17% Multi-Family 6% Investor Commercial 24%

NASDAQ: AWBC
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AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Portfolio Composition – June 30, 2007 Land, Acquisition & Development Raw Land 14% Comm - Land Development 1% Residential Lot Loan 1% Res - Land Development 84%

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Loan Growth $- $500,000 $1,000,000 $1,500,000 $2,000,000 12/31/2004 12/31/2005 12/31/2006 6/30/2007 Gross Loans ($ in thousands) Organic Loans CTB Loans FWB Loans

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Deposit Growth $- $500,000 $1,000,000 $1,500,000 $2,000,000 12/31/2004 12/31/2005 12/31/2006 6/30/2007 Deposits ($ in thousands) Organic Deposits CTB Deposits FWB Deposits

NASDAQ: AWBC
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AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Net Interest Margin 3.00% 4.00% 5.00% 6.00%

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Keefe, Bruyette & Woods Inc. Eighth Annual Community Bank Investor Conference - July 31, 2007 - New York, NY

Diluted EPS & ROA
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
Q1
2005
Q2
2005
Q3
2005
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Q2
2007
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
Diluted EPS Return on Assets

NASDAQ:AWBC

thank you

AmericanWest Bancorporation
41 W Riverside, Ste 400
Spokane, WA 99201

509-232-1536 *phone*
509-465-9681 *fax*
investorinfo@awbank.net
www.awbank.net/IR